SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 1999




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                             Texas 0-8493 74-1051605
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)


                              2707 North Loop West
                              Houston, Texas 77008
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5.  Other Events.

On November 30, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Third Quarter 1999 Results.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated November 30, 1999 titled "Stewart & Stevenson Services, Inc. Announces Third Quarter 1999 Results."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       STEWART & STEVENSON SERVICES, INC.

Date:  November 30, 1999                By:/s/ LAWRENCE E. WILSON
                                        Name:  Lawrence E. Wilson
                                        Title: Vice President, Secretary and
                                        General Counsel

                                  EXHIBIT INDEX

99.1 Company Press Release dated November 30, 1999 titled "Stewart & Stevenson Services, Inc. Announces Third Quarter 1999 Results."

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